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A. ORIGINAL DEAL PARAMETER INPUTS

(A) Total Portfolio Balance				                              		$303,441,223.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage				                              		28.11%
    (ii)  Class A-1 Notes Balance			                         			$85,300,000.00
    (iii) Class A-1 Notes Rate					                                   	5.7725%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage					                              	34.41%
    (ii)  Class A-2 Notes Balance					                        	$104,427,000.00
    (iii) Class A-2 Notes Rate		                                     				5.90%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage			                              			33.47%
    (ii)  Class A-3 Notes Balance					                        	$101,576,574.00
    (iii) Class A-3 Notes Rate			                                     			6.10%
(E) Class B Certificates
    (i)   Class B Certificates Percentage					                          	4.00%
    (ii)  Class B Certificates Balance			                    			$12,137,649.00
    (iii) Class B Certificates Rate					                                	6.35%
(F) Servicing Fee Rate					                                             	1.00%
(G) Weighted Average Coupon (WAC)			                                  			8.51%
(H) Weighted Average Original Maturity (WAOM)		                  	54.09	months
(I) Weighted Average Remaining Maturity (WAM)					               	42.79	months
(J) Number of Receivables					                                         	32,378
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage					               	2.00%
    (ii)  Reserve Account Initial Deposit					                  	$6,068,825.00
    (iii) Specified Reserve Account Balance (K(iii)(c) if 1.25%
          loss and delinq triggers hit - otherwise greater of
          K(iii)(a or b))
          (a) Percent of Initial Pool Balance				                      		2.00%
          (b) Percent of Remaining Pool Balance					                    	3.25%
          (c) Trigger Percent of Remaining Pool Balance						            6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS

(A) Total Portfolio Balance					                              	$119,205,226.12
(B) Total Note and Certificate Pool Factor			                     			0.3928445
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance					                                   	$0.00
    (ii) Class A-1 Notes Pool Factor				                           		0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance					                           	$5,491,003.12
    (ii) Class A-2 Notes Pool Factor				                           		0.0525822
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance					                         	$101,576,574.00
    (ii) Class A-3 Notes Pool Factor                           						1.0000000
(F) Class B Certificates
    (i)  Class B Certificates Balance					                     	$12,137,649.00
    (ii) Class B Certificates Pool Factor			                      			1.0000000
(G) Reserve Account Balance					                                	$6,068,824.46
(H) Cumulative Net Losses for All Prior Periods					            	$1,449,632.51
(I) Net Loss Ratio for Second Preceding Period				                     		1.45%
(J) Net Loss Ratio for Preceding Period		                            				0.66%
(K) Delinquency Ratio for Second Preceding Period				                  		0.71%
(L) Delinquency Ratio for Preceding Period					                         	0.62%
(M) Weighted Average Coupon (WAC)						                                  8.55%
(N) Weighted Average Remaining Maturity (WAM)					               	29.31	months
(O) Number of Receivables					                                         	19,470

C. INPUTS FROM THE MAINFRAME

(A) Simple Interest Receivables Principal
    (i)   Principal Collections				                            		$8,234,415.40
    (ii)  Not Used					                                                  	0.00
    (iii) Repurchased Loan Proceeds Related to Principal					            	0.00
    (iv) Other Refunds Related to Principal				                         		0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections	                                					877,662.33
    (ii)  Repurchased Loan Proceeds Related to Interest					             	0.00
(C) Weighted Average Coupon (WAC)					                                  	8.56%
(D) Weighted Average Remaining Maturity (WAM)				               		28.55	months
(E) Remaining Number of Receivables				                               		18,559
(F) Delinquent Receivables
                              				Dollar Amount       		  #  Units
                                  -------------           ---------
    (i)  30-59 Days Delinquent	     1,945,661   	1.75%       	296     	 	1.59%
    (ii)  60-89 Days Delinquent	   			357,473   	0.32%        	51 	     	0.27%
    (iii) 90 Days or More Delinquent		264,180   	0.24%	        38 	     	0.20%
(G) Repossessions
				                              Dollar Amount          		#  Units
																                  -------------            ---------
                                  				190,947   	0.17%        	25      		0.13%

D. INPUTS DERIVED FROM OTHER SOURCES

(A) Reserve Account Investment Income 			                        			$27,106.11
(B) Aggregate Net Losses before Liquidation Proceeds and
               Recoveries for Collection Period		                				95,953.38
(C) Liquidated Receivables Information
    (i)   Not Used					                                                  	0.00
    (ii)  Not Used			                                                  			0.00
    (iii) Recoveries on Previously Liquidated Contracts					        	38,888.08
(D) Aggregate Net Losses for Collection Period					                 	57,065.30
(E) Actual Number of Days in Interest Period					                       	29.00

I. COLLECTIONS

Interest:
(A) Interest Collections			                                     			$877,662.33
(B) Not Used					                                                        	0.00
(C) Repurchased Loan Proceeds Related to Interest					                   	0.00
(D) Recoveries from Prior Month Charge Offs			 	                   		38,888.08
(E) Investment Earnings from the Reserve Account					               	27,106.11
(F) Total Interest Collections					                                	943,656.52

Principal:
(G) Principal Payments Received				                            		$8,234,415.40
(H) Not Used				                                                        		0.00
(I) Repurchased Loan Proceeds Related to Principal					                  	0.00
(J) Other Refunds Related to Principal					                              	0.00
(K) Total Principal Collections				                             		8,234,415.40
(L) Total Collections					                                      	$9,178,071.92

II. DISTRIBUTIONS		                                        						Per $1,000 of
                                                     					 			Original Balance
                                                             ------------------
(A) Total Interest Collections				          		$943,656.52
(B) Servicing Fee 		                       				$99,337.69               		0.33

Interest	                                                 							Per $1,000 of
(C) Class A-1 Notes Monthly Interest							                  	Original Balance
                                                             -----------------
    (i)   Class A-1 Notes Monthly Interest Due				 		$0.00                  	0
    (ii)  Class A-1 Notes Monthly Interest Paid
               (after reserve fund draw)		        				0.00 	                	0
                                                 ------------------------------
    (iii)  Class A-1 Notes Monthly Interest
          Shortfall (after reserve fund draw) 	 					$0.00                  	0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due 	$26,997.43       		0.258529231
    (ii)  Class A-2 Notes Monthly Interest Paid
               (after reserve fund draw)		   				26,997.43       		0.258529231
                                                 ------------------------------
    (iii)  Class A-2 Notes Monthly Interest
          Shortfall (after reserve fund draw)	  					$0.00                 		0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due	$516,347.58 	      	5.083333333
    (ii)  Class A-3 Notes Monthly Interest Paid
                (after reserve fund draw)		 				516,347.58       		5.083333333
                                               -------------------------------
    (iii)  Class A-3 Notes Monthly Interest
          Shortfall (after reserve fund draw)	  					$0.00 	                	0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly
               Interest Due                    	$64,228.39 	      	5.291666667
    (ii)  Class B Certificates Monthly Interest
             Paid (after reserve fund draw)						64,228.39       		5.291666667
                                                ------------------------------
    (iii)  Class B Certificates Monthly Interest
            Shortfall (after reserve fund draw)						$0.00                 		0
(G) Total Note and Certificate Interest Paid
          (after reserve fund draw)		                          				$607,573.40
(H) Excess Interest	                                          					$236,745.43

Principal
(I) Total Principal Collections			                            			$8,234,415.40
(J) Draw on Reserve Fund for realized losses 					                  	95,953.38
(K) Total Amount Available for Principal
              Distribution                     	$8,330,368.78   	Per $1,000 of
(L) Class A-1 Notes Monthly Principal							                 	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Principal Due						    0.00 	             	0
    (ii)  Class A-1 Notes Monthly Principal Paid
                (after reserve fund draw)		          				0.00              		0
                                                        -----------------------
    (iii)  Class A-1 Notes Monthly Principal Shortfall
               (after reserve fund draw)           						0.00 	             	0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due		5,491,003.12    		52.58221648
    (ii)  Class A-2 Notes Monthly Principal Paid
                (after reserve fund draw)		  				5,491,003.12    		52.58221648
                                                ------------------------------
    (iii)  Class A-2 Notes Monthly Principal
          Shortfall (after reserve fund draw)     					 	0.00              		0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due		2,839,365.66    		27.95295754
    (ii)  Class A-3 Notes Monthly Principal Paid
               (after reserve fund draw)		    			2,839,365.66 		   27.95295754
                                                -------------------------------
    (iii)  Class A-3 Notes Monthly Principal
           Shortfall (after reserve fund draw)     						0.00              		0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due					0.00              		0
    (ii)  Class B Certificates Monthly Principal Paid
                 (after reserve fund draw)	         					0.00              		0
                                                      ------------------------
    (iii)  Class B Certificates Monthly Principal
           Shortfall (after reserve fund draw)	     					0.00 	             	0
(P) Total Note and Certificate Principal Paid					               	8,330,368.78
(Q) Total Distributions	                                     					9,037,279.87
(R) Excess Servicing Releases from Reserve Account to Servicer						140,792.05
(S) Amount of Draw from Reserve Account			                        			95,953.38
(T) Draw from Reserve Account plus Total Available Amount					   	9,274,025.30

III. POOL BALANCES AND PORTFOLIO INFORMATION

                                			  	     Beginning                     		End
                                			       	of Period	               	of Period
                                          ------------              ------------
(A) Balances and Principal Factors
    (i) Total Portfolio Balance	    			 $119,205,226.12       	$110,874,857.34
    (ii) Total Note and Certificate
              Pool Factor                 				0.3928445            		0.3653915
    (iii)  Class A-1 Notes Balance		             		0.00 		                0.00
    (iv)   Class A-1 Notes Pool Factor	    			0.0000000             	0.0000000
    (v)    Class A-2 Notes Balance				     5,491,003.12                 		0.00
    (vi)   Class A-2 Notes Pool Factor		    		0.0525822            		0.0000000
    (vii)  Class A-3 Notes Balance		   		101,576,574.00        		98,737,208.34
    (viii) Class A-3 Notes Pool Factor	    			1.0000000 		           0.9720470
    (ix)   Class B Certificates Balance			12,137,649.00 		       12,137,649.00
    (x)    Class B Certificate Pool Factor				1.0000000            		1.0000000
(B) Portfolio Information
    (i) Weighted Average Coupon (WAC)	         			8.55%                 	8.56%

    (ii) Weighted Average Remaining
              Maturity (WAM)           				29.31	months       	   28.55	months
    (iii) Remaining Number of Receivables 		   		19,470	               	18,559
    (iv)  Portfolio Receivable Balance		$119,205,226.12 	     	$110,874,857.34

IV. RECONCILIATION OF RESERVE ACCOUNT

(A) Beginning Reserve Account Balance							                    	$6,068,824.46
(B) Draw for Realized losses						                                 		95,953.38
(C) Draw for Servicing Fee				                                        				0.00
(D) Draw for Class A-1 Notes Interest Amount							                      	0.00
(E) Draw for Class A-2 Notes Interest Amount							                      	0.00
(F) Draw for Class A-3 Notes Interest Amount							                      	0.00
(G) Draw for Class B Certificates Interest Amount							                 	0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates				 				95,953.38
(I) Excess Interest						                                         		236,745.43
(J) Reserve Account Balance Prior to Release							              	6,209,616.51
(K) Reserve Account Required Amount							                       	6,068,824.46
(L) Final Reserve Account Required Amount							                 	6,068,824.46
(M) Reserve Account Release to Servicer							                     	140,792.05
(N) Ending Reserve Account Balance							                        	6,068,824.46

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY

(A) Aggregate Net Losses before Liquidation Proceeds and
          Recoveries for Collection Period                  								$95,953.38
(B) Liquidated Contracts
    (i)   Not Used							                                                	0.00
    (ii)  Not Used						                                                		0.00
    (iii) Recoveries on Previously Liquidated Contracts					      			38,888.08
(C) Aggregate Net Losses for Collection Period							               	57,065.30
(D) Net Loss Ratio for Collection Period (annualized)						            		0.60%
(E) Cumulative Net Losses for all Periods							                 	1,506,697.81
(F) Delinquent Receivables								   			 	Dollar Amount      		#  Units
                                          -------------        ---------
    (i)  30-59 Days Delinquent			          	1,945,661  	1.75%    	296   	1.59%
    (ii)  60-89 Days Delinquent		           		357,473  	0.32%     	51   	0.27%
    (iii) 90 Days or More Delinquent			      	264,180  	0.24%     	38 	 	0.20%

(G) Repossessions					                				Dollar Amount      		#  Units

				190,947 	0.17%	25 		0.13%

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE

(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period                              	1.45%
    (ii) Preceding Collection Period							                             	0.66%
    (iii) Current Collection Period							                              	0.60%
    (iv) Three Month Average (Avg(i,ii,iii))							                     	0.90%

(B) Ratio of Balance of Contracts Delinquent 60 Days or More
         to the Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period							                       	0.71%
    (ii) Preceding Collection Period								                             0.62%
    (iii) Current Collection Period					                              			0.56%
    (iv) Three Month Average (Avg(i,ii,iii))							                     	0.63%

(C) Loss and Delinquency Trigger Indicator							         	Trigger was not hit


The undersigned officers of The Boatmen's National Bank of St. Louis, as
servicer, pursuant to the Sale and Servicing Agreement	hereby certify to the
best of their knowledge and belief that the above information is true and correct.


/s/ Carolyn F. Geiger  					           /s/ Leslie J. Fitzpatrick
---------------------		               --------------------------
Carolyn F. Geiger			                		Leslie J. Fitzpatrick
Vice President 			                  		Senior Vice President
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